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                                                                    Exhibit 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to The Gymboree Retirement Savings Plan of our report dated
June 20, 1998, with respect to the financial statements and schedules of The Gymboree Corporation Retirement Savings Plan included in this Annual Report (Form 11-K) for the year ended December 31, 1997.

                                                    /s/ MOHLER, NIXON & WILLIAMS
                                                    ----------------------------
                                                        MOHLER, NIXON & WILLIAMS
                                                        Accountancy Corporation

Campbell, California
June 20, 1998